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                           THE HIRTLE CALLAGHAN TRUST
                             575 E. Swedesford Road
                                Wayne, PA  19087
                                September 15, 1997


The Hirtle Callaghan Trust ("Trust"), a diversified, open-end management investment company, was organized in 1994 by Hirtle, Callaghan & Co., Inc. ("Hirtle Callaghan") to enhance Hirtle Callaghan's ability to acquire the services of independent specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of five separate investment portfolios (each a "Portfolio"). Day-to-day portfolio management services are provided to each of the Trust's five Portfolios by one or more independent investment advisory organizations ("Investment Managers"), selected by, and under the general supervision of, the Trust's Board of Trustees ("Board"). Shares of the Trust are available exclusively to investors ("Eligible Investors") who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of five separate Portfolios, as listed below:

The Value Equity Portfolio  seeks total return by investing in equity
--------------------------
securities.

The Growth Equity Portfolio  seeks capital appreciation by investing in equity
---------------------------
securities.

The Small Capitalization Equity Portfolio  seeks long term capital appreciation
-----------------------------------------
by investing primarily in equity securities of smaller companies.

The International Equity Portfolio  seeks total return by investing in a
----------------------------------
diversified portfolio of equity securities of non-U.S. issuers.

The Limited Duration Municipal Bond Portfolio  seeks a high level of current
---------------------------------------------
income exempt from Federal income tax, consistent with the preservation of capital.

This prospectus contains concise information about the Trust that a prospective investor needs to know before investing in any of the Portfolios. Please read it carefully and keep it for future reference. A Statement of Additional Information, dated September 15, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It may be obtained upon request free of charge by contacting the Trust at 610-254-9596.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                              EXPENSE  INFORMATION

Table 1:  Shareholder  Transaction Expenses:             NONE
--------------------------------------------
Table 2:  Annual Operating Expenses (as a percentage of average net assets) *
-----------------------------------------------------------------------------
    Portfolio       Value    Growth   Small Cap  International  Limited Duration
                    Equity   Equity   Equity        Equity       Municipal Bond

    Management        .35%   .35%       .50%     	  .45%    		 .25%
    Fees

    Other Expenses**  .30%   .20%       .28%      	  .33%    		 .33%
    (after waivers)

    Total Portfolio   .65%   .55%       .78%          .78%        	 .58%
    Operating Expenses
    (after waivers)

    *Figures shown reflect expenses incurred during the fiscal year ended June 30, 1997.
    ** The caption "Other Expenses" does not include extraordinary expenses as determined by the use of generally accepted accounting principles. Amounts shown reflect certain waivers and fee reimbursements by certain of the Trust's service providers. Without these waivers, the expenses that appear under the caption "Other Expenses" would be .43% for the Limited Duration
	Municipal Bond Portfolio. Similarly, the amounts shown under the caption
	"Total Portfolio Operating 	Expenses," absent such waivers and fee
	reimbursements, would be .68% for the Limited Duration Municipal
	Bond Portfolio.

    The preceding table of annual operating expenses is designed to assist investors in understanding expenses borne by investors as shareholders of the Trust, either directly or indirectly.

Example:  An investor would pay the following expenses on a $1,000 investment,
-------
assuming (1) 5% annual return and (2) redemption at the end of each time period

                                       Small
                Value      Growth      Capitalization     International      Limited Duration
Portfolio       Equity     Equity      Equity             Equity             Municipal Bond
---------       ------     ------      --------------     -------------      ----------------
1   year          $ 7  		$ 6      		$ 8     			$ 8    			$ 7
3   years         $21		$18   			$25      			$25     		$22
5   years         $36  		$31     		$43     			$43    			$38
10  years         $81		$69      		$97    				$97    			$85

The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in Table 2: "Annual Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

As shown above in Table 1, none of the Trust's Portfolios impose any shareholder transaction fees in connection with either the purchase or redemption of shares. Investors who acquire shares of the Trust through a program of services offered by a financial intermediary, such as an investment adviser or bank, may be subject to charges for services. All such charges are in addition to those expenses borne by the Trust and described in the foregoing tables, or reflected in the Example shown. Investors should contact any such financial intermediary for information concerning what, if any, additional fees may be charged. For more complete descriptions of the various costs and expenses, see "Management of the Trust," in this prospectus.
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                             Financial Highlights
 (Selected per share data and rations for a share outstanding throughtout each period)

The following information has been audited by Coopers & Lybrand LLP, the Trust's independent accountants, whose report thereon appears in the Trust's Annual Report to Shareholders for the period ended June 30, 1997. The Annual Report to Shareholders is incorporated by reference in the Trust's Statement of Additional Information, which is available, without charge, upon request.

                                 VALUE                 GROWTH            SMALL CAPITALIZATION
                           EQUITY PORTFOLIO       EQUITY PORTFOLIO        EQUITY PORTFOLIO
                           ------------------     ------------------     ----------------------
                             YEAR     PERIOD        YEAR     PERIOD         YEAR       PERIOD
                            ENDED     ENDED        ENDED     ENDED         ENDED       ENDED
                           JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,      JUNE 30,    JUNE 30,
                             1997    1996(A)        1997    1996(B)         1997      1996(C)
                           --------  --------     --------  --------     ----------  ----------
Net Asset Value,
 Beginning of Period.....  $  11.48  $ 10.00      $  11.13  $  10.00     $  11.07  $     10.00
                           --------  -------      --------  --------     ----------  ---------
Investment Activities
 Net investment income...      0.23     0.22          0.06      0.04         0.07         0.10
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions..      3.65     1.51          2.58      1.13           2.11       1.07
                           --------  -------      --------  --------     ----------  ---------
 Total from Investment
  Activities.............      3.88     1.73          2.64      1.17           2.18       1.17
                           --------  -------      --------  --------     ----------  ---------
Distributions
 From net investment
  income.................     (0.21)   (0.22)        (0.05)    (0.04)         (0.07)     (0.10)
 From realized gains.....     (0.74)   (0.03)        (0.05)       --          (0.23)        --
                           --------  -------      --------  --------     ----------  ---------
 Total Distributions.....     (0.95)   (0.25)        (0.10)    (0.04)         (0.30)     (0.10)
                           --------  -------      --------  --------     ----------  ---------
Net Asset Value, End of
 Period..................  $  14.41  $ 11.48      $  13.67  $  11.13     $    12.95  $   11.07
                           ========  =======      ========  ========     ==========  =========
Total Return.............     35.28%   17.28%(e)     23.83%    11.69%(e)      19.88%     11.82%(e)
Ratios/Supplementary
Data:
 Net Assets at end of
  period (000)...........  $117,092  $71,503      $160,961  $110,537     $  113,480  $  61,503
 Ratio of expenses to
  average net assets.....      0.63%    0.63%(d)      0.55%     0.63%(d)       0.78%      0.78%(d)
 Ratio of net investment
  income to average net
  assets.................      1.89%    2.55%(d)      0.49%     0.46%(d)       0.68%      1.33%(d)
 Ratio of expenses to
  average net assets*....      0.65%    0.68%(d)      0.55%     0.68%(d)       0.78%      0.90%(d)
 Portfolio Turnover
  Rate...................     97.39%   92.00%(e)     80.47%    80.00%(e)      54.16%     38.00%(e)
 Average commission rate
  paid (f)...............  $ 0.0386  $    --      $ 0.0592  $     --     $   0.0528  $      --

--------
* During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(c) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(d) Annualized.
(e) Not annualized
(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged. Disclosure is not required for prior periods.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                            LIMITED DURATION
                                       INTERNATIONAL            MUNICIPAL
                                     EQUITY PORTFOLIO        BOND PORTFOLIO
                                     ------------------     ------------------
                                       YEAR     PERIOD        YEAR     PERIOD
                                      ENDED     ENDED        ENDED     ENDED
                                     JUNE 30,  JUNE 30,     JUNE 30,  JUNE 30,
                                      1997     1996(A)       1997     1996(B)
                                     --------  --------     --------  --------
Net Asset Value, Beginning of
Period.............................  $  11.26  $ 10.00      $ 10.00   $ 10.00
                                     --------  -------      -------   -------
Investment Activities
 Net investment income.............      0.22     0.16         0.48      0.35
 Net realized and unrealized gain
 on investments and foreign
 currency transactions.............      1.92     1.35         0.04      0.01
                                     --------  -------      -------   -------
 Total from Investment Activities..      2.14     1.51         0.52      0.36
                                     --------  -------      -------   -------
Distributions
 From net investment income........     (0.22)   (0.24)       (0.48)    (0.36)
 In excess of net investment
 income............................     (0.04)      --           --        --
 From realized gains...............     (0.30)   (0.01)          --        --
                                     --------  -------      -------   -------
 Total Distributions...............     (0.56)   (0.25)       (0.48)    (0.36)
                                     --------  -------      -------   -------
Net Asset Value, End of Period.....  $  12.84  $ 11.26      $ 10.04   $ 10.00
                                     ========  =======      =======   =======
Total Return.......................     19.61%   15.15%(e)     5.34%     3.60%(e)
Ratios/Supplementary Data:
 Net Assets at end of period
 (000).............................  $146,122  $77,732      $40,963   $29,485
 Ratio of expenses to average net
 assets............................      0.78%    0.81%(c)     0.52%     0.53%(c)
 Ratio of net investment income to
 average net assets................      1.97%    1.75%(c)     4.78%     4.78%(c)
 Ratio of expenses to average net
 assets*...........................      0.78%    0.92%(c)     0.68%     0.81%(c)
 Portfolio Turnover Rate...........     29.85%   15.00%(e)    44.57%   116.00%(e)
 Average commission rate paid (d)..  $ 0.0254  $    --      $    --   $    --

--------
* During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(b) For the period October 10, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged. Disclosure is not required for prior periods.
(e) Not annualized.




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                       INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a brief description of the investment objective and policies of each of the Trust's Portfolios, as well as the identity of the Investment Manager(s) responsible for making day-to-day investment decisions for each Portfolio. More detailed information about the Investment Managers appears in this prospectus under the heading "Management of the Trust." Further information about the types of instruments in which each Portfolio may invest, and the risks associated with such investments, appears in this prospectus under the heading "Investment Practices and Risk Considerations" and in the related Statement of Additional Information. The Statement of Additional Information also lists those investment restrictions to which the various Portfolios are subject under the Investment Company Act of 1940 ("Investment Company Act"). Unless otherwise noted, the investment objectives and policies of the respective Portfolios as set forth below are not fundamental and may be changed or modified by the Trust's Board without a shareholder vote.

As further described in this prospectus under the heading "Management of the Trust," investment discretion with respect to the assets of each Portfolio is vested with one or more Investment Managers retained by the Trust. While the Trust's Board is ultimately responsible for all matters relating to the Trust, day-to-day decisions with respect to the purchase and sale of securities in accordance with a Portfolio's investment objectives and policies are the responsibility of the Investment Managers retained from time to time by the Trust on behalf of the respective Portfolios. As is the case with any investment in securities, an investment in any of the Portfolios involves certain risks and there can be no assurance that any Portfolio will achieve its objective.

The Value Equity Portfolio.  The investment objective of this Portfolio is to
--------------------------
provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve this objective primarily through investment in a diversified portfolio of equity securities. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with a relatively lower price-earnings ratio but higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index; dividends paid by The Value Equity Portfolio can generally be expected to be higher than those paid by The Growth Equity Portfolio. Up to 15% of the Portfolio's assets may be invested in convertible securities; up to 15% of the Portfolio's assets may be invested in American Depositary Receipts. Further information about equity related securities appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Hotchkis and Wiley and Institutional Capital Corporation currently serve as Investment Managers for The Value Equity Portfolio.

The Growth Equity Portfolio.  The investment objective of this Portfolio is to
---------------------------
provide capital appreciation, with income as a secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities traded on registered exchanges or in the over-the-counter market in the U.S. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with long-term earnings growth potential and relatively higher price-earnings ratios than the average range for stocks included in the Standard & Poor's 500 Stock Index. Although dividend paying securities will be considered for inclusion in the Portfolio, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Up to 10% of the Portfolio's assets may be invested in convertible securities. Further information about investments in equity related investments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Equity Securities." In addition, a maximum of 20% of the Portfolio's assets may be invested in securities of non-U.S. issuers. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk
Considerations: About Foreign Securities." Jennison Associates Capital Corp. and Westfield Capital Management Company, Inc. currently serve as Investment Managers for The Growth Equity Portfolio.

The Small Capitalization Equity Portfolio.  The investment objective of this
-----------------------------------------
Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Investment
Managers, have   demonstrated, or have the potential for, strong capital
appreciation potential due to their relative market position, anticipated earnings, changes in management or other factors. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with capitalizations of less than $1.0 billion at the time of purchase; up to 35% of the Portfolio's assets may be invested in the equity securities of companies with larger capitalizations. Further information about the special considerations applicable to equity investments in smaller companies appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Clover Capital Management, Inc. and Frontier Capital Management Company currently serve as Investment Managers for The Small Capitalization Equity Portfolio.

The International Equity Portfolio.    The investment objective of this
----------------------------------
Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Foreign Securities." Brinson Partners, Inc. currently serves as Investment Manager for The International Equity Portfolio.

The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers that are believed to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues based upon the Investment Manager's research and proprietary valuation systems. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"). Currently, these markets are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. Securities of non-U.S. issuers purchased by the Portfolio may be purchased on U.S. registered exchanges, the over-the-counter markets or in the form of sponsored or unsponsored American Depositary Receipts traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts.

Securities may also be purchased on recognized foreign exchanges or on over-the-counter markets overseas. In addition, the Portfolio may enter into forward foreign currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated. Further information about the Portfolio's use of these instruments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Hedging Strategies." The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Further information about the Portfolio's temporary investment practices appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Temporary Investment Practices."

The Limited Duration Municipal Bond Portfolio.  The investment objective of this
---------------------------------------------
Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of municipal bonds (i.e., debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax). It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in such securities (collectively, "Tax-Exempt Securities"). Tax-Exempt Securities may include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments. Further information about such investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Temporary Investment Practices." Morgan Grenfell Capital Management Incorporated currently serves as Investment Manager for The Limited Duration Municipal Bond Portfolio.

It is anticipated that the average credit quality of all Tax-Exempt Securities purchased for the Portfolio will be comparable to securities rated "Aa" by Moody's Investors Service ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P"), respectively (or, in the case of municipal notes and commercial paper, corresponding ratings assigned to such instruments). The Portfolio is also, however, authorized to invest in Tax-Exempt Securities that, at the time of investment, are rated at least investment grade (e.g. "Baa" or better by Moody's, "BBB" by S&P or, if unrated, are determined by the Portfolio's Investment Manager to be of comparable quality to securities that have received such ratings). Securities rated "Baa" or "BBB" may be said to have speculative characteristics in that changes in economic conditions or other circumstances may be more likely to weaken the issuer's capacity to make principal and interest payments than is the case with respect to securities that have received higher ratings. The municipal notes in which the Portfolio may invest will be limited to those obligations which are rated, at the time of purchase, at least MIG-1 or V-MIG-1 by Moody's or SP-1 by S&P or, if unrated, are determined by the Investment Manager to be of comparable quality to securities that have received such ratings. Tax-exempt commercial paper must be rated at least A-1 by S&P or Prime -1 by Moody's at the time of investment or, if not rated, determined by the Portfolio's Investment Manager to be of comparable quality to issues that have received such ratings. Taxable investments, if any, will be limited to those rated "Aa" or "AA" by Moody's or

S&P, respectively (or, in the case of securities not rated by these services or unrated, of comparable quality). Further information about ratings appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Debt Securities and Ratings Organizations."

Tax-Exempt Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an overall duration of less than 4 years. Duration is a concept that incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure that is used by investment professionals as a more precise alternative to the concept of term-to-maturity. As a point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years and the maturity of a current coupon bond with a 6 year duration is approximately 9 years. Changes in interest rates can adversely affect the value of an investment in the Portfolio. As an example, a one percent increase in interest rates could result in a four percent decrease in the value of a portfolio with a duration of four years. When interest rates are falling, a fixed income portfolio with a shorter duration generally will not generate as high a level of total return as one with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios. In determining whether to invest in a particular Tax Exempt Security, the Portfolio's Investment Manager will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from Federal and relevant state income taxes, and will not make an independent investigation of the basis for any such opinion.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Although the Trust's Portfolios have different investment objectives and policies, certain investment practices may be used by one or more of the Portfolios. A general description of each such practice is set forth below, together with the Portfolios to which each practice is available.

About Equity Securities.  The Value Equity, Growth Equity, Small Capitalization
-----------------------
Equity and International Equity Portfolios invest primarily in equity securities. For purposes of the investment policies of these Portfolios, the term "equity securities" includes common and preferred stock and rights and warrants to purchase other equity securities. A maximum of 15% of the assets of The Value Equity Portfolio and up to 10% of the assets of The Growth Equity Portfolio may be invested in convertible issues, the market value of which tend to move together with the market value of the underlying common stock as a result of the conversion feature. Both The International Equity Portfolio and The Small Capitalization Equity Portfolio are also authorized to invest up to 5% of their respective assets in similar convertible issues, although these Portfolios have no present intention of doing so. In general, investments in equity securities and convertible issues are subject to market risks that may cause their prices to fluctuate over time. Additionally, the value of securities, such as warrants and convertible issues, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Convertible issues purchased for any Portfolio will be limited to those issues that are either rated (or, unrated securities that, in the judgment of the relevant Investment Manager, are comparable in quality to securities rated) investment grade or better by Moody's or S&P or other ratings organization. Please refer to "Debt Securities and Ratings Organizations" in this section of the prospectus for further information about such organizations and their ratings. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate.

An investment in those Portfolios of the Trust that invest primarily in equity securities may be more suitable for long-term investors who can bear the risk of short-term principal fluctuation. The Small Capitalization Equity Portfolio invests primarily in equity securities issued by smaller companies, generally with a capitalization of less than $1.0 billion. Equity securities of smaller companies involve greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the fact that such companies often have limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic price movements than larger, more established companies. Further information about securities that may be illiquid is included in this section under the heading
"About Illiquid Securities."

About Debt Securities and Ratings Organizations.  Ratings of debt securities and
------------------------------------------------
rated convertible issues represent the judgment of the nationally recognized rating organization, such as S&P and Moody's, that assigns the rating (each an "NRSRO"), regarding the rated instrument. Such ratings are not a guarantee of quality, and may be subject to change even after the Trust has acquired the security. If a security's rating is reduced while it is held by the Trust, the appropriate Investment Manager will consider whether the Trust should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, an NRSRO may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. A summary of the ratings categories of Moody's and S&P appears in the Appendix to the Statement of Additional Information.

Certain of the Portfolios may purchase debt securities that have not been assigned ratings by any NRSRO but are determined by the relevant Investment Manager to be of a quality comparable to rated securities that the Portfolio is permitted to purchase. The quality of unrated securities will be determined by an Investment Manager in accordance with guidelines adopted by the Board.

About Foreign Securities.  The International Equity Portfolio invests primarily
------------------------
in equity securities of non-U.S. issuers, which securities may be traded in the U.S. or abroad and which may be denominated in foreign currencies. In addition and as noted earlier in this prospectus, the Growth Equity Portfolio may also invest in such securities. The International Equity Portfolio may also invest in short-term debt instruments denominated in foreign currencies under unusual market conditions. Equity securities of overseas issuers are subject to the same risks, described above, applicable to equity securities in general. In addition, both debt and equity securities of foreign issuers may involve risks which are not ordinarily associated with investing in domestic securities. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards;



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less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. In addition, changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies relative to the U.S. dollar. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of securities held in the Portfolio and, thus, the Portfolio's net asset value per share. Securities transactions effected in markets overseas are generally subject to higher fixed commissions than may be negotiated on U.S. exchanges. Custody arrangements for the Portfolio's foreign securities will be more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

The Value Equity Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio and The Growth Equity Portfolio are also permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trust's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

About Tax-Exempt Securities.  The Limited Duration Municipal Bond Portfolio
---------------------------
intends to invest substantially all of its assets in Tax-Exempt Securities, including municipal bonds, notes and related instruments. The performance of this Portfolio depends primarily on interest rate risk and credit risk.
Interest rate risk is the risk that the value of an investment will fluctuate in


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response to changes in interest rates.  Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. The credit quality of municipal obligations held by the Portfolio can be affected, among other things, by the financial condition of the issuer or guarantor of a Tax-Exempt Security, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the underlying project and regional political or economic developments.

Generally, the value of debt securities such as Tax-Exempt Securities, will tend to decrease in value when interest rates rise and increase in value when interest rates fall, with shorter term securities generally less sensitive to interest rate changes than longer term securities. Municipal bonds are debt obligations which are typically issued with maturities of five years or more, issued by local, state and regional governments or other governmental authorities. Municipal bonds may be issued for a wide range of purposes, including construction of public facilities, funding operating expenses, funding of loans to public institutions; or refunding outstanding municipal debt. Municipal bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. "Revenue" or "special tax" bonds, such as municipal lease obligations and industrial revenue bonds are obligations that are payable from revenues derived from a particular facility or a special excise or other tax. Trusts for repayment of revenue bonds are generally limited to revenues from the underlying project or facility. As a consequence, the credit quality of such obligations is ordinarily dependent on the credit quality of the private user or operator of the project or facility rather than the governmental issuer of the obligation. Municipal lease obligations likewise may not be backed by the issuing municipality's credit and may involve risks not normally associated with investments in Tax-Exempt Securities. For example, interest on muniicpal lease obligations may become taxable if the lease is assigned. The Portfolio may also incur losses if the municipal issuer does not appropriate funds for lease payments on an annual basis, which may result in termination of the lease and possible default. Municipal leases may also be illiquid. Further information about securities that may be illiquid is included in this section under the heading "About Illiquid Securities."

The Limited Duration Municipal Bond Portfolio may also invest in Tax-Exempt Securities, the proceeds of which are directed, at least in part, to private, for-profit organizations. Although the interest from such bonds is exempt from regular Federal income tax, the interest may be treated as tax preference items for purposes of the alternative minimum tax if the bond was issued after August 7, 1986; such bonds are often referred to as "AMT Bonds." The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Municipal notes are obligations issued by local, state and regional governments to meet their short-term funding requirements. Municipal notes may be short-term debt obligations which are issued pending receipt of taxes or other revenues, and retired upon receipt of such revenues. Such securities include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. Other types of municipal notes in which the Portfolio may invest are issued to fund municipal operations on a temporary or revolving basis and may include construction loan notes, short-term discount notes, tax-exempt commercial paper demand notes and similar instruments.


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
Long term fixed rate municipal bonds that have been coupled with puts granted by a third party financial institution may also be purchased for the Portfolio. Such instruments, which may be represented by custodial receipts or trust certificates, are designed to enhance the liquidity and shorten the duration of the underlying bond. Under certain circumstances, however, such as the downgrading of the underlying bond or a change in its tax-exempt status, the associated put will terminate automatically and the weighted average maturity of the Portfolio may increase. A "Participation interest" is a floating or variable rate security issued by a financial institution. These instruments represent interests in municipal bonds or other municipal obligations held by the issuing financial institution. Participation interests are generally backed by an irrevocable letter of credit or guarantee by a bank (which may or may not be the issuing financial institution). The letter of credit feature is usually designed to enhance the credit quality of the underlying municipal obligations. In addition, participation interests generally carry a demand feature. These demand features permit the Portfolio to tender the participation interest back to the issuing financial institution and are usually designed to provide liquidity for the Portfolio in the event of a downgrade in the credit quality of the instrument or default in the underlying municipal obligation. The Portfolio may acquire stand-by commitments, also known as "liquidity puts" solely for the purpose of facilitating portfolio liquidity. These instruments give the Portfolio the right to sell specified securities back to the seller, at the option of the Portfolio, at a specified price. It is expected that such stand-by commitments will be available without the payment of any direct or indirect consideration. However, if advisable in the judgment of the Investment Manager of the Portfolio, the Portfolio may pay for such commitments at the time the underlying security is acquired.

Tax-Exempt Securities may be purchased on a "when-issued" basis. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must maintain, in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price (or enter into offsetting contracts for the forward sale of other securities it owns). The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although purchases of securities on a when-issued or delayed delivery basis are expected to be made only with the intention of acquiring those securities for the investment portfolio of the purchasing Portfolio, when-issued or delayed delivery securities may be sold prior to settlement if the purchasing Portfolio's Investment Manager deems it appropriate to do so. The market value of when-issued securities may increase or decrease prior to settlement as a result of changes in interest rates or other factors and short-term gains or losses may be realized on any sales of such when-issued securities.

About Temporary Investment Practices.  It is the intention of the Trust
------------------------------------
that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times. To maintain liquidity pending investment, however, The Value Equity, Growth Equity, Small Capitalization Equity and Limited Duration Municipal Bond Portfolios are authorized to invest up to 20% of their respective assets in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such securities (collectively, "U.S. Government Securities"),



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
or short-term money market instruments of other issuers, which may include corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one NRSRO. The International Equity Portfolio is also permitted to invest in U.S. Government Securities or short-term money market instruments of other issuers denominated in U.S. dollars or other currencies to maintain liquidity pending investment. Investments in short-term instruments denominated in foreign currencies are subject to the same risk considerations as described above under the heading "About Foreign Securities." All such investments will be subject to the same quality standards as those applicable to short-term investments made on behalf of the Trust's domestic portfolios. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes.
Further information about those instruments that each of the Portfolios may use for temporary investment purposes appears in the Statement of Additional Information, under the heading "Further Information on Investment Policies."

About Illiquid Securities.  A Portfolio may not purchase illiquid securities if,
-------------------------
at the time of such purchase, more than 15% of the value of the Portfolio's net assets will be invested in illiquid securities. Illiquid securities are those that cannot be disposed of promptly within seven days and in the usual course of business at the prices at which they are valued. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Variable rate demand notes with demand periods in excess of seven days, securities issued with restrictions on their disposition ("restricted issues") and municipal lease obligations, which may be unrated, will be deemed illiquid unless a Portfolio's Investment Manager determines that such securities are readily marketable and could be disposed of within seven days promptly at the prices at which they are valued. In the case of municipal lease obligations, this determination will be made by the Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The liquidity of restricted issues and, in particular, the availability of an adequate dealer or institutional trading market for those restricted issues ("Rule 144A Securities") that are not registered for sale to the general public but can be resold to institutional investors, will be determined by each Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The institutional market for Rule 144A Securities is relatively new and liquidity of the investments in such securities could be impaired if trading does not further develop or declines. Factors relevant to the liquidity of a particular instrument include the frequency of trades and availability of dealer quotes, the number of dealers and market makers active in the issue and the nature of marketplace trades (e.g. mechanics of transfer and solicitation of offers).

About Hedging Strategies.  Each of the Portfolios may engage in certain
------------------------
strategies ("Hedging Strategies") designed to reduce certain risks that would otherwise be associated with their respective securities investments, and/or in anticipation of futures purchases. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. The Growth Equity and International Equity Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. The International
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
Equity Portfolio may use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. A Portfolio may invest in the instruments noted above (collectively, "Hedging Instruments") only in a manner consistent with its investment objective and policies. A Portfolio may not invest more than 10% of its total assets in option purchases and may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. In addition, each Portfolio may use the Hedging Instruments only for the purpose of reducing investment risk and not for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Investment Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchanged traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.  Each of the Portfolios may borrow money from
---------------------------------
a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not


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
later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets.
Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

                            MANAGEMENT OF THE  TRUST

The Board of Trustees.  The Trust's Board is responsible for the overall
----------------------
supervision and management of the business and affairs of the Trust, including
(i) the selection and general supervision of the Investment Managers that provide day-to-day portfolio management services to the Trust's several Portfolios; and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or security selection discipline.
The Board also may reallocate a Portfolio's assets among such Investment Managers or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The Board may also retain additional Investment Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act.

The Investment Managers.  As indicated above, day-to-day investment decisions
-----------------------
for each of the Portfolios are the responsibility of one or more Investment Managers retained by the Trust. In accordance with the terms of individual investment advisory contracts relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Investment Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve.

Brinson Partners, Inc. ("Brinson") serves as Investment Manager for The International Equity Portfolio. For its services to the Portfolio, Brinson receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.40%. Brinson, the principal offices of which are located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, and its predecessor entities have provided investment management services for international equity assets since 1974. The day-to-day management of The International Equity Portfolio is the responsibility of a team of Brinson's investment professionals; investment decisions are made by


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
committee and no person has primary responsibility for making recommendations to the committee. Brinson had discretionary assets of approximately $81.3 billion under management as of June 30, 1997, of which approximately $1.9 billion represented assets of U.S. mutual funds. Brinson is a wholly-owned indirect subsidiary of Swiss Bank Corporation, an internationally diversified organization with operations in many aspects of the financial services industry.

Clover Capital Management,Inc.("Clover Capital")serves as an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Clover Capital receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Clover Capital, the principal offices of which are located at 11 Tobey Village Office Park, Pittsford, New York 14534, was incorporated in 1986. Michael E. Jones and Geoffrey H. Rosenberger are primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Clover Capital. Mr. Jones and Mr. Rosenberger are the founders of Clover Capital and have served as Managing Directors of Clover Capital since the firm's inception. Mr. Jones, a chartered financial analyst, is a research analyst and portfolio manager. Mr. Rosenberger, also a chartered financial analyst, manages Clover Capital's overall research effort. Clover Capital had, as of August 31, 1997, assets of approximately $2.1 billion under management, of which approximately $197 million represented assets of mutual funds.

Hotchkis and Wiley ("Hotchkis") has served as an Investment Manager for The Value Equity Portfolio since August 1996. For its services to the Portfolio, Hotchkis receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Hotchkis, the principal offices of which are located at 800 West Sixth Street, Los Angeles, California, 90017, and its predecessor entities have provided investment management services for equity assests since 1980. Sheldon Lieberman is responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to Hotchkis and Wiley. Before joining Hotchkis and Wiley in 1994, Mr.
Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association. Prior to that, he was Manager of Trust Investments at Lockheed Corporation. As of August 31, 1997, Hotchkis and Wiley managed total assets of approximately $11.6 billion, of which approximately $2.6 billion represented assets of mutual funds. Hotchkis, a division of Merrill Lynch Asset Management LP, is controlled by Merrill Lynch & Co., Inc.

Frontier Capital Management Company ("Frontier") serves as an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer



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Street, Boston, Massachusetts  02110, was established in 1980. Michael
Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 1997, approximately $3.0 billion in assets under management, of which approximately $108 million represented assets of mutual funds.

Institutional Capital Corporation ("ICAP") serves as an Investment Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $9.3 billion under management as of August 31, 1997, of which approximately $1.7 billion represented assets of mutual funds.

Jennison Associates Capital Corp. ("Jennison") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Robert B. Corman, Senior Vice-President and a director of Jennison, is responsible for making day-to-day investment decisions for the portion of the Portfolio's assets assigned to Jennison. Mr. Corman, who is a chartered financial analyst, has been an officer and investment professional with Jennison since 1981. As of June 30, 1997, Jennison had approximately $34.9 billion under management, of which approximately $5.6 billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of Prudential Insurance Company of America.

Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") serves as Investment Manager for The Limited Duration Municipal Bond Portfolio. For its services to the Portfolio, Morgan Grenfell receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.20%. Morgan Grenfell, whose principal offices are located at 885 Third Avenue, New York, New York 10022, has been active in managing municipal securities since 1989. David Baldt, who is Morgan Grenfell's Fixed Income Manager, is primarily responsible for making the day-to-day investment decisions for the Portfolio. Mr. Baldt has managed fixed income investments since 1973, and has been with Morgan Grenfell since 1989. As of June 30, 1997, Morgan Grenfell managed assets of approximately $8.9 billion, of which approximately $1.5 billion represented assets of mutual funds. Morgan Grenfell is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.


Westfield Capital Management Company, Inc. ("Westfield") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Westfield receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Westfield, established in 1989, is owned 100% by the active members of its


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
professional staff. The firm maintains its principal offices at One Financial Center, Boston, Massachusetts, 02111. C. Michael Hazard, Arthur J. Bauernfeind and Michael J. Chapman are responsible for making the day-to-day investment decisions for the Portfolio. Mr. Hazard is Chairman of the Board and Chief Executive Officer of Westfield. Prior to founding Westfield in 1989, he was Executive Vice President of Essex Investment Management Company, Inc. in Boston Massachusetts. Mr. Bauernfeind, President and Chief Operating Officer of Westfield, is a chartered financial analyst and chartered investment counselor. Before joining Westfield in 1990, he was a Managing Partner and Vice-President of Loomis Sayles & Co. in Boston, Massachusetts. Mr. Chapman, Westfield's Director of Research and Chief Investment Officer, has been an officer and portfolio manager with Westfield since 1990. He joined Westfield after nine years with Eaton Vance Corporation in Boston, Massachusetts, where he was a Vice-President and headed the Emerging Growth Department. Mr. Chapman is also a chartered financial analyst. Westfield had, as of August 31, 1997, assets of approximately $1.3 million under management, of which approximately $71 million represented assets of mutual funds. On August 13, 1997, Westfield announced that it had entered into an agreement with Boston Private Investment Management, Inc. ("BPIM") pursuant to which BPIM will acquire Westfield, subject to certain conditions ("Acquisition"). Following the Acquisition, Westfield will continue to operate as a separate business unit and is expected to retain its name, headquarters, management and portfolio managers. BPIM is a subsidiary of Boston Private Bancorp, Inc., a bank holding company whose shares are publicly traded.




Consulting Arrangement. Pursuant to an agreement with the Trust, ("HCCI Consulting Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Investment Managers. The HCCI Consulting Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under The HCCI Consulting Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. Hirtle Callaghan's principal offices are located at 575 East Swedesford Road, Wayne, Pennsylvania 19087. Hirtle Callaghan was organized in 1988 and has no history of operation prior to that date. Hirtle Callaghan is registered as an investment adviser under the Investment Advisers Act of 1940 and, as of August 31, 1997, had approximately $1.6 bllion of assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board and as an officer of the Trust.

Administration, Distribution, and Related Services. BISYS Fund Services
--------------------------------------------------
("BISYS")3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust's administrator. Services performed by BISYS in that capacity include, but are not limited to: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the Securities and Exchange Commission and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. For its services as the Trust's administrator, BISYS is entitled to receive a fee, payable monthly by the Trust, at the annual rate of 0.10% of the Trust's average daily net assets up to $1 billion and 0.060% on such assets in excess of $1 billion. Pursuant to separate contracts, BISYS or its affiliates also serve as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives fees for such services. BISYS also serves as the Trust's distributor.

BISYS performs similar services for mutual funds other than the Trust.
BISYS and its affiliated companies are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Bankers Trust Company has been retained by the Trust to serve as custodian for the assets of each of the Portfolios.


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

Expenses.  The Trust pays all expenses incurred in its operation, other than
--------
those expenses expressly assumed by Hirtle Callaghan, the Investment Managers or other service organizations. Those Trust expenses that can be readily identified as belonging to a particular Portfolio will be paid by that Portfolio. General expenses of the Trust that are not so identified will be allocated among the Portfolios based on their relative net assets at the time those expenses are accrued. The Trust's principal expenses are the fees payable to the Investment Managers; fees for administration, transfer agency and portfolio accounting payable to BISYS; fees for domestic and international custody of the Trust's assets payable to Bankers Trust Company; fees for independent auditing and for legal services; fees for filing reports and registering shares with regulatory bodies; and consulting fees payable to Hirtle Callaghan.

                           PURCHASES AND REDEMPTIONS

General Information About Purchases.  Shareholder accounts in the Trust may be
-----------------------------------
established only by, and shares of each of the Portfolios are available exclusively to, Eligible Investors. Shares are sold at net asset value and without sales charge. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any day the Trust is open for business ("Business Day"). The Trust is open every day, Monday through Friday, that the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and will not issue share certificates. Purchases of shares of the Portfolios will be executed at the net asset value per share next computed after receipt by the Trust of a purchase order placed on behalf of an Eligible Investor and after the order has been accepted by the Trust.
If such a purchase order is received prior to 4 P.M. Eastern Time on any Business Day, the purchase will be executed at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that Business Day--normally 4:00 P.M.Eastern Time. Purchase orders received after 4 P.M. Eastern Time will beexecuted at the net asset value per share as determined on the following Business Day.

General Information About Redemptions.  Shares may be redeemed on any Business
-------------------------------------
Day. Shares will be redeemed at the net asset value next computed after receipt of a redemption request in proper form by the transfer agent. The Trust reserves the right to redeem the account of any shareholder if as a result of redemptions, the aggregate value of shares held in a Portfolio falls below a minimum of $5,000 after 30 days notice and provided that, during such 30 day period, such aggregate value is not increased to at least such minimum level. Under extraordinary conditions, as provided under the rules of the Securities and Exchange Commission, payment for shares redeemed may be postponed, or the right of redemption suspended.


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
Redemptions may be made in number of shares or a stated dollar amount by sending a written request to the Trust's transfer agent at the address shown on the first page of this prospectus. Redemption requests must be signed in the exact name in which the shares are registered; redemption requests for joint accounts require the signature of each joint owner. For redemption requests of $25,000 or more, each signature must be guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange and certain other securities dealers and credit unions. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

Proceeds of redemption requests transmitted by mail will normally be paid by check and mailed to the shareholder's address as indicated on the Trust's books. Redemption proceeds of $2,500 or more may be transferred electronically to the bank account number, if any, recorded on the Trust's books. Wire redemption requests received prior to 1:00 P.M. on any Business Day will be effected on that Business Day and wired to your bank on the following Business Day. The Trust ordinarily will make payment for all shares redeemed within seven days after receipt of a redemption request in proper form. Payment of redemption proceeds for shares purchased by check may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared.


Additional Information About Purchases and Redemptions.  The Trust does not
------------------------------------------------------
impose investment minimums or sales charges of any kind. It is expected, however, that shares of the Trust will be acquired through a program of services offered by a financial intermediary, such as an investment adviser or bank, and that shares will be held, of record, in the name of such intermediary or a related entity. Intermediaries may impose service or advisory fees, which are in addition to those expenses borne by the Trust and described in this prospectus under the heading "Expense Information." Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

The Trust may, at its discretion, permit investors to purchase shares of a Portfolio through an exchange of securities. Any securities exchanged must meet the investment objectives, policies and limitations of the Portfolio involved, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged plus any cash, must be at least $250,000. Shares acquired through any such exchange will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the purchase by exchange. The Trust may, at its discretion, pay any portion of the redemption amount by a distribution "in kind" of securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual
---------------------------------
reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this prospectus.

                      PORTFOLIO TRANSACTIONS AND VALUATION

Portfolio Transactions.  Subject to the general supervision of the Board, each
----------------------
of the Investment Managers is responsible for placing orders for securities transactions for the Portfolio they serve. Purchases and sales of equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing orders, it is the policy of the Trust to ensure that the most favorable execution for its transactions is obtained. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed to those who provide research, statistical and other information to the Trust or the Investment Managers. Purchases and sales of debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The Trust has no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In addition, the Board may, to the extent consistent with the Investment Company Act and other applicable law, authorize Investment Managers to direct transactions to service organizations retained by the Trust or their affiliates; under appropriate circumstances, such transactions may be used for the purpose of offsetting fees otherwise payable by the Trust for custody, transfer agency or other services.

Valuation.  The net asset value per share of the Portfolios is determined once
---------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Trustees. With the approval of the Board, any of the Portfolios may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend and Capital Gain Distribution Options.  It is anticipated that The
----------------------------------------------
Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare and distribute dividends from net investment income daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends from net investment income semi-annually.
Net realized capital gains, if any, will be distributed at least annually for each Portfolio. Unless another distribution option is elected, dividends and capital gain distributions will be credited to shareholder accounts in additional shares of the Portfolio with respect to which they are paid. Elections may be made by writing to the Trust c/o its Transfer Agent. Elections must be received in writing by the transfer agent at least five days prior to the payable date of the dividend in order for the election to be effective for that dividend and on or before the record date of a distribution in order to be effective for that distribution. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31 of such year, provided such dividends are paid during January of the following year. Investors should also be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution may nevertheless be taxed on the entire amount of the distribution received, although the distribution may have the effect of reducing the market value of shares below the shareholder's cost.

The Trust will provide written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

Federal Taxes.  The following discussion is only a brief summary of some of the
-------------
important Federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Dividends and distributions may also be taxable under state and local tax laws. In addition, shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different tax treatment under U.S. Federal income tax laws than shareholders who are U.S. residents. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.

Each Portfolio intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to do so, each Portfolio must distribute at least 90% of its taxable income annually, and must derive at least 90% of its gross income from its investment activities. So long as a Portfolio qualifies for this tax treatment, that Portfolio will be not be subject to Federal income tax on amounts distributed to shareholders.

Shareholders, however, will be subject to income or capital gains taxes on distributed amounts (except for dividends that are treated as tax-exempt dividends such as those expected to be paid by The Limited Duration Municipal Bond Portfolio), regardless of whether such dividends and/or distributions are paid in cash or reinvested in additional shares. Distributions paid by a Portfolio out of long term capital gains are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. A redemption of shares of any Portfolio may also result in a capital gain or loss to the redeeming shareholder. A loss incurred upon redemption of shares of any Portfolio of the Trust (other than The Limited Duration Municipal Bond Portfolio) held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to The Limited Duration Municipal Bond Portfolio.  As a
---------------------------------------------------------------------
matter of fundamental policy, The Limited Duration Municipal Bond Portfolio intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends." Exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for Federal tax purposes. Under certain circumstances, receipt of exempt-interest dividends may be relevant to shareholders in determining their tax liability. Dividends paid from gains realized by the Portfolio from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount. Exempt interest dividends paid by The Limited Duration Municipal Bond Portfolio, although exempt from regular income tax in the hands of a shareholder of the Portfolio, are includable in the tax base for determining the extent to which a shareholder's Social Security Benefits would be subject to Federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their Federal income tax returns. In addition, a portion of The Limited Duration Municipal Bond Portfolio's dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under Federal tax law and subject to the Federal alternative minimum tax. A loss incurred upon the redemption of shares of The Limited Duration Municipal Bond Portfolio held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to such shares; any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to International Investments.  Foreign currency gains and
-------------------------------------------------
losses realized by a Portfolio, including those from forward currency exchange contracts and certain futures and options on foreign currencies, will increase or decrease the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income. If foreign currency losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in shares of that Portfolio. A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities, if any, held. If more than 50% of the total assets of this Portfolio is invested in securities of foreign corporations, the Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.


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
Back-up Withholding; Dividends-Received Deduction.  The Trust is required to
--------------------------------------------------
withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Trust with their certified taxpayer identification number in compliance with regulations adopted by the Internal Revenue Service. Dividends paid from net investment income by The Value Equity, Growth Equity and Small Capitalization Equity Portfolios will generally qualify in part for the corporate dividends-received deduction available to corporate investors. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by each such Portfolio from domestic (U.S.) sources.

Further information about tax matters relating to the Trust, including its foreign investments, appears in the Statement of Additional Information under the heading "Dividends, Distributions and Taxes."

                            PERFORMANCE  INFORMATION

Yield and Effective Yield.  From time to time, each of the Portfolios may quote
-------------------------
its "yield" and/or its "total return" in sales literature and in presentations to prospective investors. These figures are based on historical earnings and are not intended to indicate future performance. To arrive at a Portfolio's "yield," the net investment income generated by an investment in the Portfolio during a 30 day (or one month) period, is determined and the resulting figure is annualized, (i.e. assumed to be the amount of income generated each week over a 52-week period) and expressed as a percentage of the initial investment. The "effective yield" of a Portfolio is calculated in a similar manner but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The yield of any investment is generally a function of prevailing interest rates, portfolio quality and maturity, type of investment and operating expenses. The yield on shares of the Portfolio will fluctuate and is not necessarily representative of future results. The Limited Duration Municipal Bond Portfolio may also quote its tax-equivalent yield; this figure is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

Average Annual Total Return.  This figure shows the average percentage change in
---------------------------
value of a particular investment from the beginning date of the measuring period to the end of the measuring period. The calculations required to determine average total return will reflect changes in net asset value per share and assume that any income dividends and/or capital gains distributions made during the period were reinvested. Figures will be given for recent one, five and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of operations, or on a year-by-year basis). In addition, each Portfolio may present its total return over different periods by means of aggregate, average, year-by-year or other types of total return figures, or compare the yield or total return of a Portfolio to those of other mutual funds with similar investment objectives and to other relevant indices. For example, the performance of any of the Portfolios may be compared to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. The Portfolios may also compare their individual performance records to those of relevant indices, such as the Standard & Poor's 500 Stock Index, the Russell 5000 Small Cap Stock Index, and the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE").

                                          GENERAL

The Trust was organized as a Delaware business trust on December 15, 1994, and is registered with the Securities and Exchange Commission as an open-end diversified, series, management investment company. The Trust currently offers shares of five investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this prospectus, shares of the Trust will be fully paid and non-assessable.

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.

                           THE HIRTLE CALLAGHAN TRUST

TABLE OF CONTENTS

INFORMATION ABOUT:
Expense Information

Financial Highlights
Investment Objectives and Policies
        The Value Equity Portfolio
        The Growth Equity Portfolio
        The Small Capitalization Equity Portfolio
        The International Equity Portfolio
        The Limited Duration Municipal
                Bond Portfolio
Investment Practices and Risk Considerations
        About Equity Securities
        About Debt Securities and Ratings
                Organizations
        About Foreign Securities
        About Tax-Exempt Securities
        About Temporary Investment Practices
        About Illiquid Securities
        About Hedging Strategies
        About Other Permitted Instruments
Management of the Trust
Purchases and Redemptions
Portfolio Transactions and Valuation
Dividends, Distributions and Taxes
Performance Information
General



No person has been authorized to give any information or to make representations not contained in this prospectus in connection with any offering made by this prospectus and, if given or made, such information must not be relied upon as having been authorized by the Trust or its distributor. This prospectus does not constitute an offering by the Trust or by its distributor in any jurisdiction in which such offering may not lawfully be made.